UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 23, 2008

ZOLL MEDICAL CORPORATION

(Exact name of registrant as specified in charter)

Massachusetts	000-20225	04-2711626
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

269 Mill Road, Chelmsford, Massachusetts 01824

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 421-9655

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On June 23, 2008, the Audit Committee of the Board of Directors of ZOLL Medical Corporation (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm. The reports of Ernst & Young on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: Ernst & Young’s report on the consolidated financial statements of the Company as of and for the years ended September 30, 2007 and October 1, 2006 contained a separate paragraph stating that “As discussed in Note A to the consolidated statements, effective October 2, 2005, the Company adopted Statement of Financial Accounting Standards No. 123R, “Share-Based Payments” using the modified-prospective transition method.”

During the two most recent fiscal years and through June 23, 2008, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

During the two most recent fiscal years and through June 23, 2008, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 24, 2008, is filed as Exhibit 16.1 hereto.

On June 23, 2008, the Company’s Audit Committee voted to appoint BDO Seidman, LLP as the independent registered public accounting firm for the Company for the fiscal year ended September 28, 2008. During the last two fiscal years and through June 23, 2008, the Company has not consulted with BDO Seidman, LLP regarding (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or the type of audit opinion BDO Seidman, LLP might render on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On June 23, 2008, the Company issued a press release with respect to the replacement of Ernst & Young as the Company’s independent registered public accounting firm with BDO Seidman, LLP.

A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Item

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated June 24, 2008.

99.1	Press Release issued on June 23, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOLL MEDICAL CORPORATION

Date: June 26, 2008	By:	/s/ A. Ernest Whiton
Name: A. Ernest Whiton Title: Vice President of Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated June 24, 2008, filed herewith.

99.1	Press Release issued on June 23, 2008, furnished herewith.

5